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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMISSION
                             Washington, DC 20549


                                   FORM 8-K

                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     February 20, 1997

                             U.S. Can Corporation
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           (Exact Name of Registrant as Specified in Its Charter)


Delaware                         0-21314                  06-1094196
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(State or Other Jurisdiction    (Commission             (I.R.S. Employer
of Incorporation)               File Number)            Identification No.)

        900 Commerce Drive, Oak Brook, Illinois            60521
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      (Address of Principal Executive Offices)           (Zip Code)

                                (630) 571-2500
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5: Other Events

        On February 20, 1997, U.S. Can Corporation (the "Registrant") issued a news release announcing its sales and earnings for the fourth quarter ended December 31, 1996 and for the full year. Attached herewith and made a part hereof is the news release of the Registrant.







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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                U.S. CAN CORPORATION
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                                   (Registrant)





Date: March 3, 1997          By:  /s/ John R. McGowan
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                             Vice President and Controller





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